                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MAY 19, 1996
                                                    ------------


                   FINANCING FOR SCIENCE INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                          0-22740             06-1179144
     --------                      ---------------       --------------
(STATE OR OTHER                   (COMMISSION FILE      (I.R.S. EMPLOYER
JURISDICTION OF                        NUMBER)         IDENTIFICATION NO.)
INCORPORATION)

        10 WATERSIDE DRIVE
      FARMINGTON, CONNECTICUT                               06032-3065
- ---------------------------------                       ------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  860-676-1818
                                                     ------------


                               (NOT APPLICABLE)
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

     Reference is made to the Agreement and Plan of Merger, dated as of May 19, 1996, by and among Financing for Science Inter national, Inc., FINOVA Capital Corporation and FINOVA Business Credit Corp., and to the Press Release, dated May 20, 1996, issued by Financing for Science International, Inc., attached as
Exhibit 2.1 and Exhibit 99.1, respectively, which are incorpo rated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibits are filed with this report:

          2.1 Agreement and Plan of Merger, dated as of May 19, 1996, by and among Financing for Science Inter national, Inc., FINOVA Capital Corporation and FINOVA Business Credit Corp.

         99.1 Press Release, dated May 20, 1996, issued by Financing for Science International, Inc.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FINANCING FOR SCIENCE INTERNATIONAL, INC.


                        /s/ Robert W. Maxwell
                    By: _____________________________________
                        Robert W. Maxwell
                        President

Dated:  May 22, 1996
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                          Description
- -------                          -----------

  2.1          Agreement and Plan of Merger, dated as
               of May 19, 1996, by and among Financing for Science International, Inc., FINOVA Capital
               Corporation and FINOVA Business Credit Corp.

 99.1 Press Release, dated May 20, 1996, issued by Financing for Science International, Inc.